UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2022

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 4.01	Changes in Registrant’s Certifying Accountant

On September 28, 2022, the Audit Committee of the Board of Directors (the "Audit Committee") of HomeStreet, Inc. (the "Company"), after conducting a request for proposal process, approved the appointment of Crowe LLP ("Crowe") as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023, and related interim periods, subject to completion of Crowe’s standard client acceptance procedures and execution of an engagement letter. In addition, on September 28, 2022, in connection with its selection of Crowe, the Audit Committee approved the dismissal of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm, effective as of the date of Deloitte’s completion of its audit services for the fiscal year ending December 31, 2022, and the issuance of their report thereon.

The reports of Deloitte on the Company’s financial statements for each of the two fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through the date of this report, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through the date of this report, there were no "reportable events," within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") indicating whether or not Deloitte agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of Deloitte’s letter, dated October 3, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through the date of this report, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding any matter or event that would require disclosure under Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 3, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2022

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer